UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008

______________

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33267	43-1723043
(State of other jurisdication of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
717 North Harwood Street, Suite 1500 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 922-9711

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

         On November 4, 2008, Odyssey HealthCare, Inc. (together with its subsidiaries, the “Company”) made a presentation at the Oppenheimer 19th Annual Healthcare Conference held in New York, New York.  The presentation was simulcast on the Company’s website.  A copy of the presentation is attached as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	PowerPoint Presentation presented November 4, 2008.

Limitation on Incorporation by Reference

         In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.

Date:	November 4, 2008	By:	/s/ R. DIRK ALLISON
R. Dirk Allison
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	PowerPoint Presentation presented November 4, 2008.